Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated March 7, 2008, to be effective as of January 31, 2008, is entered into by and among TWEEN BRANDS, INC., a Delaware corporation (the “Borrower”), each of the GUARANTORS (as hereinafter defined), the REVOLVING CREDIT LENDERS (as hereinafter defined), the TERM LOAN LENDERS (as hereinafter defined), and BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent for the Secured Parties (as defined below) under this Agreement (hereinafter referred to in such capacity as the “Agent”).
BACKGROUND
WHEREAS, reference is made to that certain Credit Agreement dated as of September 12, 2007 (as same may from time to time be amended, modified, supplemented, restated or replaced, the “Credit Agreement”) by, among others, the Borrower, each of the Guarantors from time to time party thereto (collectively, the “Guarantors” and, together with the Borrower, the “Loan Parties”), the Revolving Credit Lenders and the Term Loan Lenders from time to time party thereto (collectively, the “Lenders”) the Agent, for its own benefit and the benefit of the other Secured Parties (as defined therein), National City Bank, as Syndication Agent, Fifth Third Bank, as Documentation Agent, Citicorp North America, Inc., as Managing Agent, Banc of America Securities LLC, as sole book runner, and Banc of America Securities LLC and National City Bank, as co-lead arrangers. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement; and
WHEREAS, the Loan Parties have requested that the Lenders agree to modify certain terms of the Credit Agreement with respect to the repayment of the Term Loans, and the Lenders have agreed to do so, but only on the terms and conditions set forth herein.
NOW, THEREFORE, intending to be legally bound hereby, in consideration of the foregoing and for other good and valuable consideration received, the parties hereto covenant and agree as follows:
     1. Definitions. Terms which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein. Unless the context clearly indicates otherwise, capitalized terms not otherwise defined in this Agreement shall have the respective meanings ascribed to then by the Code. As used herein: “including” is not a word of limitation and means “including without limitation”; “hereof,” “herein,” and words of similar import refer to this Amendment as a whole; and, the plural includes the singular and vice versa.
     2. Amendment to Credit Agreement. From and after the satisfaction of each and all of the preconditions to effectiveness set forth in Paragraph 3 below, the Credit Agreement is hereby amended by deleting Section 4.05(a) thereof in its entirety and inserting the following text in its stead:
     (a) Scheduled Payments on Term Loans. The aggregate unpaid principal balance of all Term Loans made by such Term Lender to the Borrower pursuant to this Agreement in accordance with the following payment schedule: (i) annually, on the last Business Day of each fiscal year of the Borrower, commencing with the fiscal year ending on January 31, 2009, payments in an amount based on a twenty (20) year straight line amortization of the aggregate principal balance of the Term Loans outstanding on the Term Loan Commitment Termination Date, and (ii) no later than 12:00 pm on the Expiration Date, a final payment in an amount equal to the entire outstanding principal balance of the Term Loans, together with accrued and unpaid interest thereon and other amounts payable under this Agreement.

     3. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent:
a)	This Amendment shall have been duly executed and delivered by the Loan Parties, the Agent and the Lenders, and the Agent shall have received a fully executed copy hereof and of each other document required hereunder.

b)	All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment shall have been duly and validly taken.

c)	The Loan Parties shall have reimbursed the Agent for all of its reasonable out-of-pocket expenses incurred in connection with negotiation and preparation of this Amendment, including all reasonable attorneys’ fees and expenses.

d)	No Default or Event of Default shall have occurred and be continuing.

e)	The Loan Parties shall have provided such additional instruments, documents, and agreements to the Agent as the Agent and its counsel may have reasonably requested.
     4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders that, as of the date hereof: (i) no Default or Event of Default has occurred or exists under the Credit Agreement or under any other Loan Document, and (ii) except with respect to those representations and warranties which relate solely to an earlier date, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof.
      5. Miscellaneous.
a)	Except as provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed in all respects.

b)	This Amendment may be executed in counterparts, each of which when so executed and delivered shall be an original, and all of which together shall constitute one agreement. Delivery of an executed counterpart of a signature page hereto by facsimile or electronic means (such as PDF) shall be effective as delivery of a manually executed counterpart hereof.

c)	This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

d)	The Loan Parties shall execute and deliver to the Agent whatever additional documents, instruments, and agreements that the Agent may reasonably require in order to give effect to, and implement the terms and conditions of this Amendment.

e)	Any determination that any provision of this Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Amendment.

f)	In connection with the interpretation of this Amendment and all other documents, instruments, and agreements incidental hereto:
(i)	The captions of this Amendment are for convenience purposes only, and shall not be used in construing the intent of the Agent, the Lenders and the Loan Parties under this Amendment.

(ii)	In the event of any inconsistency between the provisions of this Amendment and any of the other Loan Documents, the provisions of this Amendment shall govern and control.

(iii)	The parties hereto have prepared this Amendment and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by each of them and shall not be construed against either party.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER:

TWEEN BRANDS, INC.

By:	/s/ Kenneth T. Stevens

Name:	Kenneth T. Stevens
Title:	President, Chief Operating Officer and Secretary

GUARANTORS:

AMERICAN FACTORING, INC.

By:	/s/ Kenneth T. Stevens

Name:	Kenneth T. Stevens
Title:	President, Chief Operating Officer and Secretary

FLORET, LLC

By:	/s/ Kevin R. Schockling

Name:	Kevin R. Schockling
Title:	Secretary

JUSTICE STORES, LLC

By:	/s/ Kenneth T. Stevens

Name:	Kenneth T. Stevens
Title:	President, Chief Operating Officer and Secretary

LT HOLDING, INC.

By:	/s/ Kenneth T. Stevens

Name:	Kenneth T. Stevens
Title:	President, Chief Operating Officer and Secretary

TWEEN BRANDS IMPORT CORP.

By:	/s/ Willie Henderson

Name:	Willie Henderson
Title:	President and Chief Executive Officer

TWEEN BRANDS DIRECT SERVICES INC.

By:	/s/ Kenneth T. Stevens

Name:	Kenneth T. Stevens
Title:	President, Chief Operating Officer and Secretary

TWEEN BRANDS AGENCY, INC.

By:	/s/ Kenneth T. Stevens

Name:	Kenneth T. Stevens
Title:	President, Chief Operating Officer and Secretary

TWEEN BRANDS DIRECT, LLC

By:	/s/ Kenneth T. Stevens

Name:	Kenneth T. Stevens
Title:	President, Chief Operating Officer and Secretary

TWEEN BRANDS PURCHASING, INC.

By:	/s/ Kenneth T. Stevens

Name:	Kenneth T. Stevens
Title:	President, Chief Operating Officer and Secretary

TWEEN BRANDS STORE PLANNING, INC.

By:	/s/ Kenneth T. Stevens

Name:	Kenneth T. Stevens
Title:	President, Chief Operating Officer and Secretary

TOO GC, LLC

By:	/s/ Kenneth T. Stevens

Name:	Kenneth T. Stevens
Title:	President, Chief Operating Officer and Secretary

TWEEN BRANDS SERVICE CO.

By:	/s/ Kenneth T. Stevens

Name:	Kenneth T. Stevens
Title:	President, Chief Operating Officer and Secretary

TWEEN BRANDS INVESTMENT, LLC

By:	/s/ Kenneth T. Stevens

Name:	Kenneth T. Stevens
Title:	President, Chief Operating Officer and Secretary

TOO IMPORT, LLP

By:	/s/ Willie Henderson

Name:	Willie Henderson
Title:	President and Chief Executive Officer

AGENT AND LENDERS:

BANK OF AMERICA, N.A., individually as a Lender and
in its capacity as Agent

By:	/s/ David C. Storer

Name:	David C. Storer
Title:	Vice President

NATIONAL CITY BANK

By:	/s/ Daniel F. O’Rourke

Name:	Daniel F. O’Rourke
Title:	Director

FIFTH THIRD BANK

By:	/s/ Brent M. Jackson

Name:	Brent M. Jackson
Title:	Vice President

CITICORP USA INC.

By:	/s/ Christopher J. Murphy

Name:	Christopher J. Murphy
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Matthew D. Starkey

Name:	Matthew D. Starkey
Title:	Vice President

US BANK, NATIONAL ASSOCIATION

By:	/s/ Michael P. Dickman

Name:	Michael P. Dickman
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Richard van der Meer

Name:	Richard van der Meer
Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ James A. Knight

Name:	James A. Knight
Title:	Vice President

HUNTINGTON NATIONAL BANK

By:	/s/ John M. Luehmann

Name:	John M. Luehmann
Title:	Vice President

SOVEREIGN BANK

By:	/s/ Judith C. E. Kelly

Name:	Judith C. E. Kelly
Title:	Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ David C. Storer

Name:	David C. Storer
Title:	Vice President